UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 28, 2024

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas

New York, New York 10036

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 28, 2024, Hess Corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed merger (the “merger”) with Chevron Corporation (“Chevron”), as disclosed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 26, 2024. The following is a summary of the matters voted upon at the Special Meeting and the voting results for each such matter.

Proposal 1 – The Merger Proposal. The proposal to adopt the Agreement and Plan of Merger, dated as of October 22, 2023 (as may be amended from time to time), by and among Chevron, Yankee Merger Sub Inc. and the Company, was approved by the votes set forth below:

For	157,628,777
Against	19,735,104
Abstain	72,818,634

Proposal 2 – The Merger-Related Compensation Proposal. The proposal to approve (on an advisory basis) the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the merger, was not approved and received the votes set forth below:

For	112,970,138
Against	109,888,516
Abstain	27,323,861

Approval of the Merger-Related Compensation Proposal is not a condition to completion of the merger, and the vote with respect to such proposal was advisory only and will not be binding on the Company or Chevron.

Because there were sufficient votes to approve the Merger Proposal, no proposal to adjourn the Special Meeting was made.

Item 8.01. Other Events.

On May 28, 2024, the Company issued a press release announcing the results of the Special Meeting, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 28, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2024

HESS CORPORATION

By:	/s/ Timothy B. Goodell
Name:	Timothy B. Goodell
Title:	Executive Vice President, General Counsel and Corporate Secretary